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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.   20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 16, 2006
                                                       -----------------

                          OHIO CASUALTY CORPORATION
           (Exact name of registrant as specified in its charter)

            OHIO                       0-05544                 31-0783294
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

                   9450 Seward Road, Fairfield, Ohio  45014
            (Address of principal executive offices) (Zip Code)

                               (513) 603-2400
            (Registrant's telephone number, including area code)

                               Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02(d) Election of New Director
---------

On February 16, 2006, Ohio Casualty Corporation ("the Company") issued a press release announcing the appointment of Ronald W. Tysoe to the Board of Directors effective March 15, 2006.

Mr. Tysoe has served as Director of Federated Department Stores, Inc. since 1990. He also serves on the Boards of E. W. Scripps Company and Canadian Imperial Bank of Commerce. For serving as a director of the Company through May 16, 2006, Mr. Tysoe will receive a cash retainer of $7,500, a restricted stock award of 250 shares and a stock option to purchase 750 shares of the Company at an exercise price equal to the closing price of the Company's shares on February 16, 2006.

There is no family relationship between Mr. Tysoe and any other executive officer or director of the Company, and there is no arrangement or understanding under which he was appointed other than as described in this
Item 5.02(d). There are no transactions to which the Corporation or any of its subsidiaries is a party and in which Mr. Tysoe has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

The press release announcing Mr. Tysoe's appointment was posted on the Corporation's website at http://www.ocas.com and is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 8.01. Other Events
---------

On February 16, 2006, Ohio Casualty Corporation (the "Corporation") issued a press release announcing that the directors of the Corporation have declared a quarterly dividend of $.09 cents per share, payable March 10, 2006 to shareholders of record on March 1, 2006. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as
Exhibit 99.2 and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits
---------

(c)   Exhibits

      Exhibit No.    Description
      ----------     -----------

         99.1 Press release dated February 16, 2006, announcing the appointment of Ronald W. Tysoe to its Board of Directors and posted on the Corporation's website at http://www.ocas.com.

         99.2 Press release dated February 16, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com.





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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OHIO CASUALTY CORPORATION
                                          -------------------------
                                                 (Registrant)






February 16, 2006                         /s/David L. Santez
                                          ----------------------------------
                                          David L. Santez, Assistant Vice
                                            President, Associate General
                                            Counsel and Assistant Secretary












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                                Exhibit Index
                                -------------


                         Current Report on Form 8-K
                           Dated February 16, 2006



Exhibit No.    Description
----------     -----------

   99.1 Press release dated February 16, 2006 announcing the appointment of Ronald W. Tysoe to its Board of Directors and posted on the Corporation's website at http://www.ocas.com.

   99.2 Press release dated February 16, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com











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